Exhibit 99.1

NeoPhotonics Reports

Second Quarter 2016 Financial Results

•	Revenue of $99.1 million for the quarter, up 16% year over year
•	Raises full year outlook to 22-25% growth year on year
•	Achieves high end of profitability outlook; GAAP net income up 49% year on year

SAN JOSE, Calif. — August 8, 2016 - NeoPhotonics Corporation (NYSE: NPTN), a leading designer and manufacturer of advanced hybrid photonic integrated optoelectronic modules and subsystems for bandwidth-intensive, high-speed communications networks, today announced financial results for its second quarter ended June 30, 2016.

“Globally, we continue to see the overall environment for 100G and beyond products very robust across both telecom and datacenter applications.  In spite of PON market softness, we delivered solid financial results in the second quarter including strong profitability at 15 cents per share and cash generation of approximately $10 million.  We are accelerating our high speed product growth and we have announced the end of life of our declining and lower margin PON products,” stated Tim Jenks, Chairman and CEO of NeoPhotonics.  “We are experiencing an unprecedented level of demand for our 100G products, which we’re seeing as a major and sustaining mid-term trend in China as well as in the west.  Given these industry trends and our strong market position, we are raising and narrowing our expected revenue growth for 2016 to a range of 22-25%,” concluded Mr. Jenks.

Second Quarter Summary

•	Revenue was $99.1 million, up $13.8 million, or 16.1%, from the second quarter of 2015, and flat from the prior quarter
•	GAAP Gross margin was 27.8%, down from 30.6% in the second quarter of 2015, and down from 31.4% in the prior quarter
•	Non-GAAP Gross margin was 29.3%, down from 32.3% in the second quarter of 2015, and down from 32.8% in the prior quarter
•	GAAP Net income was $2.7 million, up from $1.8 million in the second quarter of 2015, and up from $2.3 million in the prior quarter
•	Non-GAAP Net income was $6.9 million, up from $5.3 million in the second quarter of 2015, down slightly from $7.0 million in the prior quarter
•	GAAP Diluted earnings per share was $0.06, up from $0.05 per share in the second quarter of 2015 and up from the $0.05 per share in the prior quarter
•	Non-GAAP Diluted earnings per share was $0.15, up from $0.14 per share in the second quarter of 2015, and flat with $0.15 in the prior quarter

•	Adjusted EBITDA was $12.0 million, up from $11.4 million in the second quarter of 2015, and down slightly from $12.3 million in the prior quarter

Non-GAAP results exclude $1.3 million of amortization of acquisition-related intangibles and $2.2 million of stock based compensation expenses and $0.8 million of transaction costs.

At June 30, 2016, cash and cash equivalents, short-term investments and restricted cash, together totaled $113.5 million, up $9.7 million from $103.8 million at March 31, 2016.  Restricted cash at June 30, 2016 was $2.6 million, down $0.1 million from March 31, 2016.

Outlook for the Quarter Ending September 30, 2016

	GAAP	Non-GAAP
Revenue	$100 to $106 million
Gross Margin	28% to 30%	29% to 31%
Operating Expenses	$26 to $28 million	$23 to $25 million
Earnings per share	$0.01 to $0.09	$0.09 to $0.17

The Non-GAAP outlook for the third quarter of 2016 excludes the impact of expected amortization of intangibles of approximately $1.2 million and the anticipated impact of stock-based compensation of approximately $2.3 million, of which $0.7 million is estimated for cost of goods sold.

The Company announced that it will end of life the sales of PON products within a year.  Revenue for PON products for the last four quarters was $43.9 million and had gross margins in the range of 15-20%.  For the second half of 2016, the company expects PON products revenue to be less than $10 million with gross margins in the range of 10-15%, down from revenues of $19.8 million in the first half of 2016.

Non-GAAP and Adjusted EBITDA Measures vs. GAAP Financial Measures

The Company’s non-GAAP and adjusted EBITDA measures exclude certain GAAP financial measures.  A reconciliation of the Non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release.  These non-GAAP financial measures differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies.  As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons.  NeoPhotonics believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Conference Call

The Company will host a conference call today, August 8, 2016, at 4:30 P.M. Eastern Time (1:30 p.m. Pacific Time).  The call will be available, live, to interested parties by dialing +1 844-809-8111. For international callers, please dial +1 541-797-7255.  The Conference ID number is 49142007.  A live webcast will be available in the Investor Relations section of NeoPhotonics website at: www.neophotonics.com.

A replay of the webcast will be available in the Investor Relations section of the Company’s web site after the conclusion of the call and remain available for approximately 30 calendar days.

About NeoPhotonics

NeoPhotonics is a leading designer and manufacturer of advanced hybrid photonic integrated optoelectronic modules and subsystems for bandwidth-intensive, high-speed communications networks.  The Company’s products enable cost-effective, high-speed data transmission and efficient allocation of bandwidth over communications networks.  NeoPhotonics maintains headquarters in San Jose, California and ISO 9001:2000 certified engineering and manufacturing facilities in Silicon Valley (USA), Japan, Russia and China.  For additional information visit www.neophotonics.com.

© 2016 NeoPhotonics Corporation. All rights reserved. NeoPhotonics and the red dot logo are trademarks of NeoPhotonics Corporation. All other marks are the property of their respective owners.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release includes statements that qualify as forward-looking statements under the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements about the following topics: future financial results, the Company’s market position and industry trends.  Forward-looking statements are subject to certain risks and uncertainties that could cause the actual results to differ materially.  Those risks and uncertainties include, but are not limited to, such factors as: possible reduction in or volatility of customer orders or delays in shipments of products to customers; timing of customer drawdowns of vendor-managed inventory; possible disruptions in the supply chain or in demand for the Company’s products due to industry developments; the ability of the Company's vendors and subcontractors to supply or manufacture the Company's products in a timely manner; ability of the Company to meet customer demand; economic conditions or natural disasters; volatility in utilization of manufacturing operations, supporting utility services and other manufacturing costs; reductions in the Company’s rate of new design wins, and/or the rate at which design wins go into production, and the rate of customer acceptance of new product introductions; the Company’s reliance on a small number of customers for a substantial portion of its revenues; potential pricing pressure that may arise from changing supply or demand conditions in the industry; the impact of any previous or future acquisitions; challenges involving integration of acquired businesses and utilization of acquired technology,; the impact of the discontinuance or end of life of certain products, including certain tunable laser and PON products; market adoption, revenue growth and margins of acquired products; changes in demand for the Company's products; the impact of competitive products and pricing and alternative technological advances; the accuracy of estimates used to prepare the Company's financial statements and forecasts; the timely and successful development and market acceptance of new products and upgrades to existing products; the difficulty of predicting future cash needs; the nature of other investment opportunities available to the Company from time to time; the Company’s operating cash flow; changes in economic and industry projections; a decline in general conditions in the telecommunications equipment industry or the world economy generally; and the effects of seasonality. For further discussion of these risks and uncertainties, please refer to the documents the Company files with the SEC from time to time, including the Company's Annual Report on Form 10-K for the year ended December 31, 2015 and its Form 10-Q for the three months ended March 31, 2016.  All forward-looking statements are made as of the date of this press release, and the Company disclaims any duty to update such statements.

NeoPhotonics Corporation

Clyde R. Wallin, +1-408-678-1852

Chief Financial Officer

ray.wallin@neophotonics.com

Sapphire Investor Relations, LLC

Erica Mannion, +1-617-542-6180

Investor Relations

ir@neophotonics.com

NeoPhotonics Corporation

Condensed Consolidated Balance Sheets (Unaudited)

(In thousands)

	As of
	Jun. 30, 2016	Dec. 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$ 82,476	$ 76,088
Short-term investments	28,427	23,294
Restricted cash	2,580	2,660
Accounts receivable, net	86,859	83,161
Inventories, net	61,515	65,602
Prepaid expenses and other current assets	13,410	12,393
Total current assets	275,267	263,198
Property, plant and equipment, net	76,625	62,618
Purchased intangible assets, net	7,528	9,852
Goodwill	1,115	1,115
Other long-term assets	4,888	5,095
Total assets	$ 365,423	$ 341,878

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$ 64,133	$ 50,620
Notes payable and short-term borrowing	32,389	32,657
Current portion of long-term debt	892	760
Accrued and other current liabilities	21,919	27,950
Total current liabilities	119,333	111,987
Long-term debt, net of current portion	12,144	10,759
Other noncurrent liabilities	8,456	7,476
Total liabilities	139,933	130,222

Stockholders' equity:
Common stock	104	102
Additional paid-in capital	520,249	511,750
Accumulated other comprehensive loss	(1,376)	(1,723)
Accumulated deficit	(293,487)	(298,473)
Total stockholders' equity	225,490	211,656
Total liabilities and stockholders' equity	$ 365,423	$ 341,878

NeoPhotonics Corporation

Condensed Consolidated Statements of Operations (Unaudited)

(In thousands, except percentages and per share data)

	Three Months Ended			Six Months Ended
	Jun. 30, 2016	Mar. 31, 2016	Jun. 30, 2015	Jun. 30, 2016	Jun. 30, 2015

Revenue	$ 99,129	$ 99,145	$ 85,372	$ 198,274	$ 166,756
Cost of goods sold (1)	71,600	68,023	59,226	139,623	116,557
Gross profit	27,529	31,122	26,146	58,651	50,199
Gross margin	27.8%	31.4%	30.6%	29.6%	30.1%
Operating expenses:
Research and development (1)	11,780	12,952	11,457	24,732	21,939
Sales and marketing (1)	3,807	3,931	3,906	7,738	7,650
General and administrative (1)	7,841	9,084	7,419	16,925	15,615
Amortization of purchased intangible assets	460	453	448	913	897
Acquisition-related costs	775	-	147	775	287
Restructuring charges	-	-	20	-	26
Total operating expenses	24,663	26,420	23,397	51,083	46,414
Income from operations	2,866	4,702	2,749	7,568	3,785
Interest income	77	55	23	132	53
Interest expense	(99)	(102)	(456)	(201)	(962)
Other income (expense), net	458	(1,304)	602	(846)	556
Total interest and other income (expense), net	436	(1,351)	169	(915)	(353)
Income before income taxes	3,302	3,351	2,918	6,653	3,432
Provision for income taxes	(626)	(1,041)	(1,127)	(1,667)	(1,541)
Net income attributable to NeoPhotonics Corporation common stockholders	$ 2,676	$ 2,310	$ 1,791	$ 4,986	$ 1,891
Basic net income per share	$ 0.06	$ 0.06	$ 0.05	$ 0.12	$ 0.06
Diluted net income per share	$ 0.06	$ 0.05	$ 0.05	$ 0.11	$ 0.05
Weighted averages shares used to compute basic net income per share	41,603	41,121	35,684	41,362	34,240
Weighted averages shares used to compute diluted net income per share	44,320	43,648	37,294	44,042	35,128
(1) Includes stock-based compensation expense as follows for the periods presented:
Cost of goods sold	$ 719	$ 589	$ 410	$ 1,308	$ 780
Research and development	556	971	501	1,527	994
Sales and marketing	365	887	447	1,252	900
General and administrative	590	992	568	1,582	1,308
Total stock-based compensation expense	$ 2,230	$ 3,439	$ 1,926	$ 5,669	$ 3,982

NeoPhotonics Corporation

Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)

(In thousands, except percentages and per share data)

	Three Months Ended			Six Months Ended
	Jun. 30, 2016	Mar. 31, 2016	Jun. 30, 2015	Jun. 30, 2016	Jun. 30, 2015

NON-GAAP GROSS PROFIT:
GAAP gross profit	$ 27,529	$ 31,122	$ 26,146	$ 58,651	$ 50,199
Stock-based compensation expense	719	589	410	1,308	780
Amortization of purchased intangible assets	848	841	837	1,689	1,676
Depreciation of acquisition-related fixed asset step-up	(64)	(62)	(43)	(126)	129
Amortization of acquisition-related inventory step-up	-	-	78	-	156
Restructuring charges	-	-	125	-	125
Non-GAAP gross profit	$ 29,032	$ 32,490	$ 27,553	$ 61,522	$ 53,065
Non-GAAP gross margin as a % of revenue	29.3%	32.8%	32.3%	31.0%	31.8%

NON-GAAP TOTAL OPERATING EXPENSES:
GAAP total operating expenses	$ 24,663	$ 26,420	$ 23,397	$ 51,083	$ 46,414
Stock-based compensation expense	(1,511)	(2,850)	(1,516)	(4,361)	(3,202)
Amortization of purchased intangible assets	(460)	(453)	(448)	(913)	(897)
Depreciation of acquisition-related fixed asset step-up	(83)	(93)	(123)	(176)	(413)
Acquisition-related costs	(775)	-	(147)	(775)	(287)
Restructuring charges	-	-	(20)	-	(26)
Litigation	-	-	-	-	(278)
Non-GAAP total operating expenses	$ 21,834	$ 23,024	$ 21,143	$ 44,858	$ 41,311
Non-GAAP total operating expenses as a % of revenue	22.0%	23.2%	24.8%	22.6%	24.8%

NON-GAAP OPERATING INCOME:
GAAP income from operations	$ 2,866	$ 4,702	$ 2,749	$ 7,568	$ 3,785
Stock-based compensation expense	2,230	3,439	1,926	5,669	3,982
Amortization of purchased intangible assets	1,308	1,294	1,285	2,602	2,573
Depreciation of acquisition-related fixed asset step-up	19	31	80	50	542
Amortization of acquisition-related inventory step-up	-	-	78	-	156
Acquisition-related costs	775	-	147	775	287
Restructuring charges	-	-	145	-	151
Litigation	-	-	-	-	278
Non-GAAP income from operations	$ 7,198	$ 9,466	$ 6,410	$ 16,664	$ 11,754
Non-GAAP operating margin as a % of revenue	7.3%	9.5%	7.5%	8.4%	7.0%

NeoPhotonics Corporation

Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)

(In thousands, except percentages and per share data)

	Three Months Ended			Six Months Ended
	Jun. 30, 2016	Mar. 31, 2016	Jun. 30, 2015	Jun. 30, 2016	Jun. 30, 2015
NON-GAAP NET INCOME:
GAAP net income	$ 2,676	$ 2,310	$ 1,791	$ 4,986	$ 1,891
Stock-based compensation expense	2,230	3,439	1,926	5,669	3,982
Amortization of purchased intangible assets	1,308	1,294	1,285	2,602	2,573
Depreciation of acquisition-related fixed asset step-up	19	31	80	50	542
Amortization of acquisition-related inventory step-up	-	-	78	-	156
Acquisition-related costs	775	-	147	775	287
Restructuring charges	-	-	145	-	151
Litigation	-	-	-	-	278
Income tax effect of Non-GAAP adjustments	(135)	(124)	(109)	(259)	(358)
Non-GAAP net income	$ 6,873	$ 6,950	$ 5,343	$ 13,823	$ 9,502
Non-GAAP net income as a % of revenue	6.9%	7.0%	6.3%	7.0%	5.7%

ADJUSTED EBITDA:
GAAP net income	$ 2,676	$ 2,310	$ 1,791	$ 4,986	$ 1,891
Stock-based compensation expense	2,230	3,439	1,926	5,669	3,982
Amortization of purchased intangible assets	1,308	1,294	1,285	2,602	2,573
Depreciation of acquisition-related fixed asset step-up	19	31	80	50	542
Amortization of acquisition-related inventory step-up	-	-	78	-	156
Acquisition-related costs	775	-	147	775	287
Restructuring charges	-	-	145	-	151
Litigation	-	-	-	-	278
Interest expense, net	22	47	433	69	909
Provision for income taxes	626	1,041	1,127	1,667	1,541
Depreciation expense	4,357	4,128	4,375	8,485	8,931
Adjusted EBITDA	$ 12,013	$ 12,290	$ 11,387	$ 24,303	$ 21,241
Adjusted EBITDA as a % of revenue	12.1%	12.4%	13.3%	12.3%	12.7%

BASIC AND DILUTED NET INCOME PER SHARE:
GAAP basic net income per share	$ 0.06	$ 0.06	$ 0.05	$ 0.12	$ 0.06
GAAP diluted net income per share	$ 0.06	$ 0.05	$ 0.05	$ 0.11	$ 0.05
Non-GAAP basic net income per share	$ 0.17	$ 0.17	$ 0.15	$ 0.33	$ 0.28
Non-GAAP diluted net income per share	$ 0.15	$ 0.15	$ 0.14	$ 0.31	$ 0.26

SHARES USED TO COMPUTE GAAP AND NON-GAAP BASIC NET INCOME PER SHARE	41,603	41,121	35,684	41,362	34,240
SHARES USED TO COMPUTE GAAP DILUTED NET INCOME PER SHARE	44,320	43,648	37,294	44,042	35,128
SHARES USED TO COMPUTE NON-GAAP DILUTED NET INCOME PER SHARE	45,393	45,113	38,465	45,246	36,054